ADVANCED SERIES TRUST

AST T. Rowe Price Diversified Real Growth Portfolio

Supplement dated July 31, 2018 to the

Currently Effective Statement of Additional Information

This supplement should be read in conjunction with the currently effective Statement of Additional Information (the SAI) for the Advanced Series Trust (the Trust), and should be retained for future reference. The AST T. Rowe Price Diversified Real Growth Portfolio (the Portfolio) discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein that are not otherwise defined shall have meanings given to them in the Trust’s SAI.

Revised Relationship Pricing Arrangement with T. Rowe Price Associates, Inc.

PGIM Investments LLC was recently able to negotiate a more favorable relationship pricing arrangement for portfolios and sleeves of portfolios of the Trust and of the Prudential Series Fund subadvised by T. Rowe Price Associates, Inc. and its affiliates (T. Rowe Price). The revised relationship pricing arrangement is expected to become effective on or about August 1, 2018.

To reflect this change, the SAI is hereby revised as follows, effective August 1, 2018:

I.	The section in Part I of the SAI entitled “Notes to Subadviser Fee Rate Table” is hereby revised by replacing the information pertaining to T. Rowe Price with the information set forth below:

T. Rowe Price has agreed to a contractual fee waiver arrangement that applies to the Portfolio. Under this arrangement, T. Rowe will waive its subadvisory fee for the Portfolio in an amount equal to the acquired fund subadvisory fee paid to T. Rowe for any portfolio affiliated with the Manager. In addition, T. Rowe will waive its subadvisory fee for the Portfolio in an amount equal to the management or subadvisory fee it receives for acquired funds that are affiliated with the Subadviser. Notwithstanding the foregoing, the subadvisory fee waiver will not exceed 100% of the subadvisory fee.

T. Rowe Price has also agreed to a voluntary subadvisory fee waiver arrangement for the following Portfolios:

—Advanced Series Trust AST Advanced Strategies Portfolio

—Advanced Series Trust AST T. Rowe Price Asset Allocation Portfolio

—Advanced Series Trust AST T. Rowe Price Diversified Real Growth Portfolio

—Advanced Series Trust AST T. Rowe Price Growth Opportunities Portfolio

—Advanced Series Trust AST T. Rowe Price Large-Cap Growth Portfolio

—Advanced Series Trust AST T. Rowe Price Large-Cap Value Portfolio

—Advanced Series Trust AST T. Rowe Price Natural Resources Portfolio

—The Prudential Series Fund Global Portfolio

T. Rowe Price has agreed to reduce the monthly subadvisory fee for each Portfolio listed above (or the portion thereof subadvised by T. Rowe Price) by the following percentages based on the combined average daily net assets of the listed Portfolios listed above (or the portion thereof subadvised by T. Rowe Price) and the assets of certain insurance company separate accounts managed by T. Rowe Price for the retirement business of Prudential and its affiliates (the “other accounts”):

Combined Average Daily Net Assets up to $20 billion:

—2.5% fee reduction on combined assets up to $1 billion

—5.0% fee reduction on combined assets on the next $1.5 billion

—7.5% fee reduction on combined assets on the next $2.5 billion

—10.0% fee reduction on combined assets on the next $5.0 billion

—12.5% fee reduction on combined assets above $10.0 billion

Combined Average Daily Net Assets above $20 billion:

—12.5% fee reduction on combined assets up to $25 billion

—15.0% fee reduction on combined assets over $25 billion

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

ASTSAISUP4